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                                                                   EXHIBIT 10.12

                                     LEASE

     This agreement, executed in duplicate, between PARKER LAW FIRM, of Van Buren, Arkansas, hereinafter called PARKER, and LAW OFFICE INFORMATION SYSTEMS, INC., an Arkansas Corporation, of Van Buren, Arkansas, hereinafter called LOIS, witnesseth:

     PARKER agrees to grant, and LOIS to take, a lease of those premises, situated in Van Buren, in the county of Crawford, Arkansas, more particularly described as follows:

Part of the Southeast Quarter of the Southeast Quarter of Section 19, Township 9 North, Range 31 West, Crawford County, Arkansas, being more particularly described as follows:

COMMENCING at the Southeast corner of the Southeast Quarter of the Southeast Quarter of said Section 19; thence North 00 degrees 09 minutes West, 220.0 feet, to the POINT OF BEGINNING: Thence West 200.0 feet; Thence North 00 degrees 09 minutes West, 368.2 feet to a point 75 feet South of The South line of Valley View Addition to the City of Van Buren; Thence South 89 degrees 56 minutes East parallel to said South line, 200.0 feet; Thence South 00 degrees 09 minutes East, 367.9 feet to the POINT OF BEGINNING, according to Survey by Hoffman-Prieur & Associates, Inc. dated August 10, 1988.

The East half of Lots 7 and 8, Block 1, Valley View Addition to the City of Van Buren, Arkansas. Also, all that part of the West half of Allan Avenue closed by City Ordinance recorded in Miscellaneous Book 43 at page 71 lying between the extended North line of Lot 8 and the extended South line of Lot 7, Block 1, Valley View Addition to the City of Van Buren, Arkansas.

ALSO: All that part of the East half of Allan Avenue closed by City Ordinance recorded in Miscellaneous Book 43 at Page 71 lying between the extended North line of Lot 3 and the extended South line of Lot 4, Block 3, Valley View Addition to the City of Van Buren, Arkansas.

ALSO: Lots 3 and 4, Block 3, of Valley View Addition to the City of Van Buren, Arkansas, the same being part of the North half of the Southeast Quarter of the Southeast Quarter of Section 19, Township 9 North, Range 31 West. Crawford County, Arkansas.

ALSO: The East 60 feet of Lot 7 and all of Lots 8 and A, Block 2, Valley View Addition to the City of Van Buren, Arkansas, the same being part of the Southeast Quarter of the Southeast Quarter of Section 19, Township 9 North, Range 31 West, according to plat filed for record August 18, 1948.

Lots Five (5), Six (6), and Seven (7), and Eight (8) of Holmes Addition to the City of Van Buren, Arkansas, the same being part of the S/2 SE SE, 19-9-31, as reflected by plat filed November 2, 1962, of said addition.

Said property being more specifically identified as 105 North 28th Street, 2701 Kibler Road, and the Northwest corner of Russel Road and North 28th Streets, Van Buren, Arkansas 72956.

Subject to existing oil, gas and mineral lease, if any.

Subject to existing right of ways, easements, restrictions and previous reservations, if any.
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     For a term of five years, from the 5th day of May 1999, at a monthly rental of $14,144.00. In addition to the monthly base rental, LOIS shall be responsible for all taxes, insurance, maintenance, re-modelling and improvements to the premises, together with any increase in interest rates charged by City National Bank of Fort Smith, AR for the financing of the property for a term of five years.

     The said premises shall be used for the purpose of LOIS'S business activities and all activities in relation thereto. And it is agreed that LOIS will well and truly pay said rent on a monthly basis; that LOIS will keep the premises in good repair, and at the end of the term hereof surrender the same in good order, condition and repair as the same are not or may hereafter be put in, subject to ordinary wear and tear.

     This lease shall be renewable for two (2) additional successive periods of five (5) years each for a total term of fifteen (15) years at the option of LOIS.

     Witness our hands on this 5th day of May, 1999.

                                   LESSOR; PARKER LAW FIRM


                                   /s/ Douglas W. Parker
                                   ---------------------
                                   By   Douglas W. Parker
                                   Partner

                                   LESSEE; LAW OFFICE INFORMATION SYSTEMS


                                   /s/ Kyle D. Parker
                                   ------------------
                                   By   Kyle D. Parker
                                   President